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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 3, 1997 included in Pogo Producing Company's Annual Report on Form 10-K for the year ended December 31, 1996, and to all references to our Firm included in this Registration Statement.


                                      /s/ ARTHUR ANDERSEN LLP
                                          Arthur Andersen LLP

Houston, Texas
August 27, 1997